SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   January 16, 2004

KVH Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-28082	05-0420589

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

50 Enterprise Center, Middletown, Rhode Island 02842
(Address of principal executive offices) (Zip Code)

(401) 847-3327
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5: OTHER EVENTS
ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EX-3.1 Amended and Restated By-Laws

ITEM 5: OTHER EVENTS

     We recently reviewed our charter documents and determined that our amended and restated by-laws, which we originally filed as exhibit 4.2 to our registration statement on Form S-3 filed with the SEC on June 14, 2001, did not correctly set forth Section 12 of our by-laws. On January 16, 2004, our board of directors approved a correction and restatement of our by-laws to correct the inaccuracy and defect in Section 12. We are filing our amended, restated and corrected by-laws as Exhibit 3.1 to this report.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Number	Title

3.1	Amended, Restated and Corrected By-laws of KVH Industries, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KVH INDUSTRIES, INC.

	By:	/s/ Patrick J. Spratt

Patrick J. Spratt
Chief Accounting and Financial Officer

Date: January 23, 2004